Exhibit 99.1

FORM OF LETTER OF TRANSMITTAL

SANDRIDGE ENERGY, INC.

Offer to Exchange $750,000,000 of 8 1/8% Senior Notes due 2022

Registered under the Securities Act of 1933 for

An Equal Amount of Outstanding 8 1/8% Senior Notes due 2022

Pursuant to the Prospectus dated                 , 2012

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON                 , 2012, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

WELLS FARGO BANK, NATIONAL ASSOCIATION

Delivery by Registered and Certified Mail:	By Facsimile for Eligible Institutions	Regular Mail or Overnight Courier:

Wells Fargo Bank, NA Corporate Trust Operations MAC N9303-121 PO Box 1517 Minneapolis, MN 55480	612-667-6282 Attention: Corporate Trust Services	Wells Fargo Bank, NA Corporate Trust Operations MAC N9303-121 Sixth & Marquette Avenue Minneapolis, MN 55479

To Confirm by Telephone or for Information Call: 1-800-344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE COMPLETING IT.

The undersigned acknowledges that he or she has received the prospectus, dated                 , 2012 (the “Prospectus”), of SandRidge Energy, Inc., a Delaware corporation (the “Company”), and this letter of transmittal (this “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $750,000,000 of its 8 1/8% Senior Notes due 2022 and the associated guarantees (together, the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Company’s outstanding 8 1/8% Senior Notes due 2022 and the associated guarantees (together, the “Old Notes”) issued on April 17, 2012, which have not been registered under the Securities Act. Capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus. The Exchange Offer is subject to all of the terms and conditions set forth in the Prospectus, including, without limitation, the right of the Company to waive, subject to applicable laws, conditions. In the event of any conflict between this Letter of Transmittal and the Prospectus, the Prospectus shall govern.

The terms of the New Notes are identical in all respects to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the transfer restrictions, registration rights and provisions for additional interest relating to the Old Notes do not apply to the New Notes. For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the last interest payment date of the Old Notes for which interest was paid prior to the issue date of the New Notes. Interest on the New Notes will accrue at the rate of 8 1/8% per annum and will be payable semi-annually in cash in arrears on each April 15 and October 15 to holders of record. The New Notes will mature on October 15, 2022.

The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest date to which the Exchange Offer is extended. The Company will notify the Exchange Agent and the registered holders of the Old Notes of any such extension by oral or written notice thereof.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 11.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount of Old Notes on a separate signed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF OLD NOTES

Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank, Exactly as Name(s) Appear on Certificates)	Certificate Number(s)*	Aggregate Amount of Old Notes	Principal Amount Tendered**

Total

*	Need not be completed if Old Notes are being tendered through book-entry transfer.
**	Unless otherwise indicated in this column, ALL of the Old Notes represented by the certificates will be deemed to have been tendered. See Instruction 2. Old Notes tendered must be in denominations of principal amount of $1,000 and any integral multiple of $1,000 in excess thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY (“DTC”) AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Book-Entry Account:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned further represents that (i) it will acquire the New Notes in the ordinary course of its business; (ii) it has no arrangements or understandings with any person to participate in a distribution of the New Notes; and (iii) it is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act.

The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “Commission”) as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (ii) such New Notes are acquired in the ordinary course of such holder’s business; and (iii) such holders are not engaged in, and do not intend to engage in, a distribution of the New Notes and have no arrangement or understanding with any person to participate in the distribution of the New Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a request for a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as it has in other circumstances.

Any broker-dealer and any holder who has an arrangement or understanding with any person to participate in the distribution of New Notes may not rely on the applicable interpretations of the staff of the Commission. Consequently, these holders must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer, it acknowledges that the staff of the Commission considers broker-dealers that acquired Old Notes directly from the Company, but not as a result of market-making activities or other trading activities, to be making a distribution of the New Notes.

If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes acquired by such broker-dealer as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, personal representatives, executors, administrators, trustees in bankruptcy and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please issue the New Notes in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the book-entry account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 3, 4, 5 AND 7)

To be completed ONLY if certificates for Old Notes not tendered and/or New Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above or if Old Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue: New Notes and/or Old Notes to:

Name(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code)

(Complete accompanying

Substitute Form W-9)

☐	Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below.

(DTC Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 3, 4, 5 AND 7)

To be completed ONLY if certificates for Old Notes not tendered and/or New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above or to such person(s) at an address other than shown in the box entitled “Description of Old Notes” on this Letter of Transmittal above.

Mail New Notes and/or Old Notes to:

Name(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code)

IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A FACSIMILE HEREOF, OR AN AGENT’S MESSAGE (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE

(To be completed by all tendering holders of Old Notes,

regardless of whether Old Notes are being physically delivered herewith)

This Letter of Transmittal must be signed by the holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if delivered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below beside “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 4.

If the signature appearing below is not of the record holder(s) of the Old Notes, then the record holder(s) must sign a valid bond power.

X

X

(Signature(s) of Registered Holder(s) or Authorized Signatory)

Date:

Name:

Capacity:

Address:

(Include Zip Code)

Area Code and Telephone No.:

Please complete Substitute Form W-9 Herein

MEDALLION SIGNATURE GUARANTEE

(If Required by Instruction 4)

Name of Eligible Institution Guaranteeing Signatures

Address (including Zip Code) and Telephone Number (including Area Code) of Firm

Authorized Signature

Printed Name

Title

Date

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE

Registered 8 1/8% Senior Notes due 2022 for

Outstanding 8 1/8% Senior Notes due 2022 issued April 17, 2012 of SandRidge Energy, Inc.

1. Delivery of this Letter of Transmittal and Old Notes. A holder of Old Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date or (ii) complying with the procedure for book-entry transfer described below. Old Notes tendered hereby must be in denominations of $1,000 or any integral multiple of $1,000 in excess thereof.

For purposes of the Exchange Offer, the Exchange Agent will establish an account at DTC, with respect to the Old Notes promptly after the date of the Prospectus. DTC participants may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) procedures for such transfer. However, although delivery of Old Notes may be effected through book-entry transfer at DTC, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date for a holder to have validly tendered its Old Notes.

A holder may tender Old Notes that are held through DTC by transmitting its acceptance through DTC’s ATOP, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgment from the participant tendering the Old Notes that such participant has received the Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

DELIVERY OF THE AGENT’S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT’S MESSAGE BY A DTC PARTICIPANT, ARE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND-DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY OR DTC. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TENDERS FOR SUCH HOLDERS. SEE “THE EXCHANGE OFFER” SECTION OF THE PROSPECTUS.

2. Partial Tenders; Withdrawals. If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes tendered in the box entitled “Description of Old Notes—Principal Amount Tendered.” A newly issued certificate for the Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., Eastern time, on the Expiration Date.

For a withdrawal to be effective:

•	the Exchange Agent must receive a written notice, which may be by facsimile transmission or letter, of withdrawal at the address set forth above, or

•	for DTC participants, holders must comply with DTC’s standard operating procedures for electronic tenders and the Exchange Agent must receive an electronic notice of withdrawal from DTC.

Any notice of withdrawal must:

•	specify the name of the person who deposited the Old Notes to be withdrawn,

•	identify the Old Notes to be withdrawn, including the certificate number or numbers and principal amount of the Old Notes to be withdrawn,

•	be signed by the person who tendered the Old Notes in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantees, and

•	specify the name in which any Old Notes are to be re-registered, if different from that of the withdrawing holder.

The Exchange Agent will return the properly withdrawn Old Notes without cost to the holder promptly following receipt of the notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity, form and eligibility, including time of receipt, of any notice of withdrawal will be determined by the Company, in its sole discretion, and such determination will be final and binding on all parties.

3. Tender by Holder. Except in limited circumstances, only a DTC participant listed on a DTC securities position listing may tender Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner’s behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Old Notes.

4. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder (including any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any Old Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder(s) name(s) appear(s) on the Old Notes.

If this Letter of Transmittal or any certificates of Old Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Notes tendered pursuant thereto are tendered (i) by a registered holder (including any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing an “Eligible Institution”).

5. Special Issuance and Delivery Instructions. Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

6. Taxpayer Identification Number. Under United States federal income tax law, a tendering holder whose Old Notes are accepted for exchange may be subject to backup withholding (currently at a 28% rate) on payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer. To prevent backup withholding, each tendering holder of Old Notes must provide to the Exchange Agent such holder’s correct taxpayer identification number (“TIN”) by completing the Substitute Form W-9 below, certifying that the holder is a United States person (including a United States resident alien), that the TIN provided is correct (or that the holder is awaiting a TIN), and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, the tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, the holder of New Notes may be subject to backup withholding on all reportable payments made after the exchange.

If the tendering holder is an individual, the TIN is his or her social security number. If the tendering holder is a nonresident alien or a foreign entity not subject to backup withholding, the holder must provide to the Exchange Agent the appropriate completed Form W-8 rather than a Substitute Form W-9. These forms may be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions. If the Old Notes are in more than one name or are not in the name of the actual owner, the tendering holder should consult the W-9 Guidelines for information regarding which TIN to report.

If the tendering holder does not have a TIN or does not know its TIN, the holder should check the box in Part 2 of the Substitute Form W-9, write “Applied For” in lieu of its TIN in Part 1, sign and date the form and provide it to the Exchange Agent. In addition, such tendering holder also must sign and date the Certificate of Awaiting Taxpayer Identification Number. A tendering holder that does not have a TIN should consult the W-9 Guidelines for instructions on applying for a TIN. Note: Checking the box in Part 2 of the Substitute Form W-9 and writing “Applied For” in Part 1 means that the tendering holder has already applied for a TIN or that the holder intends to apply for one in the near future. If a tendering holder checks the box in Part 2 and writes “Applied For” in Part 1, backup withholding at the applicable rate will nevertheless apply to all reportable payments made to such holder. If such a holder furnishes its properly certified TIN to the Exchange Agent within 60 days of the Exchange Agent’s receipt of the Substitute Form W-9, however, any amounts so withheld shall be refunded to such holder. If, however, the tendering holder has not provided the Exchange Agent with its TIN within such 60-day period, such previously retained amounts will be remitted to the IRS as backup withholding.

Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the IRS.

7. Transfer Taxes. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

8. Waiver of Conditions. The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus at any time and from time to time prior to the Expiration Date.

9. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal or, in lieu thereof, in accordance with DTC’s ATOP procedures, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

10. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address and telephone number indicated above for further instructions.

11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, should be directed to the Exchange Agent, at the address and telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instruction 6)

PAYOR’S NAME: SANDRIDGE ENERGY, INC.
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service (“IRS”)

Part 1—PLEASE PROVIDE YOUR

TAXPAYER IDENTIFICATION

NUMBER (“TIN”) IN THE BOX

AT THE RIGHT AND CERTIFY

BY SIGNING AND DATING

BELOW. For individuals, this is

your Social Security Number

(“SSN”). For sole proprietors or if

your account is in more than one

name, see the enclosed W-9

Guidelines. For other entities, it is

your Employer Identification

Number (“EIN”). If you do not have

a number, see how to get a TIN by

consulting the enclosed W-9

Guidelines.

TIN: Social Security Number OR Employee Identification Number
Payor’s Request for TIN and Certification	Part 2—Awaiting TIN. ☐ Part 3—Exempt Payee. Check box at right if you are an exempt payee. ☐

CERTIFICATION—UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me),

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividend income, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien)

Certification Instructions—You must cross out item (2) of the above certification if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividend income on your tax return and you have not received another notification from the IRS that you are no longer subject to backup withholding. The IRS does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.

PLEASE SIGN HERE	Signature of U.S. Person	Date

Name:

Business Name:

(if different from above)

Address:

City:

State

Zip

Check appropriate box:

box:
☐ Individual / Sole Proprietor ☐ Corporation ☐ Limited Liability Company. Enter tax classification (D=disregarded entity, C=corporation, P=partnership ____ ☐ Other	☐ Exempt Payee

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER (“TIN”)

I certify, under penalties of perjury, that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, the payor may withhold a percentage (currently 28%) of all reportable payments paid to my account until I provide a number. I understand that if I do not provide a TIN to the payor within 60 days of the payor’s receipt of the form, such retained amounts will be remitted to the Internal Revenue Service as backup withholding and the specified rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a TIN.

Signature:                      Date: